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                                                                   EXHIBIT 10.26

        THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR TRANSFERRED ABSENT SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.

                        PLANET POLYMER TECHNOLOGIES, INC.
                     WARRANT TO PURCHASE UP TO A MAXIMUM OF
                          50,000 SHARES OF COMMON STOCK

        In consideration of the sum of good and valuable consideration, the receipt of which is hereby acknowledged by PLANET POLYMER TECHNOLOGIES, INC., a California corporation (the "Company"), LBC CAPITAL RESOURCES, INC., (the "Holder"), is hereby granted the right to purchase at any time from the date hereof until 5:00 p.m., Pacific Standard Time, on March 3, 2005 (the "First Expiration Date") up to all or any part of Fifty Thousand (50,000) fully paid and non-assessable shares of the Company's common stock, without par value ("Common Stock").

        1. EXERCISE OF WARRANT. This Warrant is exercisable at a price of $4.1625 per share of Common Stock issuable hereunder (the "Exercise Price") payable in cash or by certified or official bank check. Upon surrender of this Warrant, together with a subscription form substantially in the form of "Exhibit A" hereto duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, at the principal executive offices of the Company, 9985 Business Park Avenue, Suite A, San Diego, California, 92131, or at such other office as the Company may designate by notice in writing, the Holder shall be entitled to receive, as promptly as practicable after surrender of the Warrant, a certificate or certificates for the shares of Common Stock so purchased. Upon exercise of this Warrant as set forth in the preceding sentence, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise.

The purchase rights represented by this Warrant are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock), during any period in which this Warrant may be exercised as set forth above. In the case of the purchase of less than all the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like kind for the balance of the shares of Common Stock purchasable hereunder.

        2. ISSUANCE OF STOCK CERTIFICATES. The issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof of any tax which may be payable in respect to the issuance thereof, and such certificates shall (subject to the provisions of Sections 3 and 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect to any transfer involved in the issuance and delivery of any such certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or


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persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid, and provided that the issuance of certificates for such shares of Common Stock shall not violate the securities laws.

        3. TRANSFER, DIVISION AND COMBINATION.

               3.1 Transfer. Subject to compliance with Section 8, the Holder of this Warrant may transfer this Warrant at any time to any subsidiary or affiliate of the Holder. Transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company or the office or agency designated by the Company, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto duly executed by Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall, subject to Section 8, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned in compliance with Section 8, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

               3.2 Division and Combination. Subject to Section 8, this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office or agency of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney. Subject to compliance with Section
3.1 and with Section 8, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

               3.3 Expenses. The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this Section.

               3.4 Maintenance of Books. The Company agrees to maintain, at its aforesaid office or agency, books for the registration and the registration of transfer of the Warrants.

        4. EXERCISE PRICE. The exercise price of this Warrant shall be $4.1625 per share of Common Stock.

        5. REGISTRATION AND REGISTRATION RIGHTS.

               5.1 Restricted Securities. The shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") have not been registered under the Securities Act of 1933, as amended (the "Securities Act").


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        Except as otherwise provided in this Section, upon exercise, in part or in whole, of this Warrant, the Warrant Shares shall bear the following legend:

               "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT. ANY SUCH OFFER, SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH APPLICABLE STATE SECURITIES LAWS."


               5.2 Definitions. For purposes of Section 5.

                      (a) The term "Commission" means the Securities and Exchange Commission;

                      (b) The term "Exchange Act" means the Securities Exchange Act of 1934, as amended;

                      (c) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement;

                      (d) The term "Registrable Securities" means Common Stock issuable or issued upon exercise of Warrants to purchase Common Stock of the Company outstanding as of the filing of any registration statement subject to the provisions of Section 5.3;

                      (e) The term "Holder" means any investor holding Registrable Securities and any other person holding Registrable Securities to whom these registration rights have been transferred pursuant to Sections 3 and 5; and

                      (f) The term "Securities Act" means the Securities Act of 1933, as amended.


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               5.3 Company Registration.

                      (a) If the Company at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a registration statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Exchange Act) of the Company, it will give written notice to all holders of Warrants or Warrant Stock at least ten (10) days before the initial filing with the Commission of such registration statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing the aggregate number of shares of Warrant Stock, and the number of shares of Common Stock for which this Warrant is exercisable, as such holders may request.

                      (b) Each holder of any such Warrants or any such Warrant Stock desiring to have Warrant Stock registered under this Section 5.3 shall advise the Company in writing within ten (10) days after the date of receipt of such offer from the Company, setting forth the amount of such Warrant Stock for which registration is requested. The Company shall thereupon include in such filing the number of shares of Warrant Stock for which registration is so requested, subject to the paragraph 5.3 (c) below, and shall use its best efforts to effect registration under the Securities Act of such shares.

                      (c) If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so indicate in the notice given pursuant to Section 5.3(a). In such event the right of any Holder to registration pursuant to this Section 5.3 shall be conditioned upon such Holder's agreeing to participate in such underwriting and in the inclusion of the securities of the Holder to be so registered in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 5.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may exclude some or all of the securities of the Holders from such registration and underwriting (hereinafter an "Underwriter Cutback"). In the event of an Underwriter Cutback, the Company shall so advise the Holders distributing their securities through such underwriting, and the number of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holder in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of filing the registration statement; provided that in no event shall the Company be required to include in the registration less than one thousand (1,000) shares held by any Holder. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. Any securities excluded or withdrawn from such underwriting


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shall be withdrawn from such registration. Except as otherwise provided in
Section 5.5, all expenses of such registration shall be borne by the Company.

               5.4 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 5 that the Holders shall furnish to the Company such information regarding them, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company.

               5.5 Company Registration Expenses. All expenses incurred in complying with Section 5, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the reasonable fees and expenses of one counsel for the selling security holders (selected by those holding a majority of the shares being registered), expenses of any special audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions pursuant of Section 5, shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by such Holder of Warrant Stock.

               5.6 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 5.

               5.7 Indemnification. In the event any Registrable Securities are included in a registration statement under Section 5:

                      (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of such Holder's directors and officers and each other person who is requesting or joining in a registration, any underwriter (as defined in the Securities Act) for it, and each other person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages, or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based on any untrue or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained herein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated herein, or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such registration; and will reimburse each such Holder, director, officer, participating person, underwriter, or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company nor shall the Company be liable in any such case for any


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such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, director, officer, other participating person, underwriter, or controlling person. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or such director, officer participating person underwriter or controlling person, and shall survive the transfer of such Securities by such Holder.

                      (b) To the extent permitted by law, each Holder requesting or joining in a registration will indemnify and hold harmless the Company, each of its directors each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, and each agent and any underwriter for the Company (within the meaning of the Securities Act) against any losses, claims, damages, or liabilities to which the Company or any such director, officer, controlling person, agent, or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained herein or any amendments or supplements thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, agent, or underwriter in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 5.7 (b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

                      (c) Promptly after receipt by an indemnified party under this section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this section, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this section, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this section.


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               5.8 Reports Under the Exchange Act. With a view to making
available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts to:

                      (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times subsequent to the date hereof;

                      (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                      (c) furnish to any Holder so long as such Holder owns any of the Registrable Securities forthwith upon request a written statement of the Company that it has complied with the reporting requirements of rule 144, and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as may be reasonably requested in availing any Holder of any rule or regulation of the Commission permitting the selling of any such securities without registration.

               5.9 Lockup Agreement. In consideration for the Company agreeing to its obligations under this Section 5, each Holder agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Warrants or Warrant Stock (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may specify.

        6. ADJUSTMENTS OF PURCHASE PRICE AND NUMBER OF SHARES.

               6.1 Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

               6.2 Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 6 (including 6.4 through 6.7 below), the number of shares of Common Stock issuable upon the exercise of each Warrant shall be adjusted to the nearest full share of multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

               6.3 Anti-Dilution Provisions. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall also be subject


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to adjustment from time to time upon the happening of any of the events set forth in Sections 6.4 through 6.7.

               6.4 In the event the Company shall issue or sell any shares of Common Stock (except as provided in Section 6.7) for a consideration per share less than the Exercise Price in effect immediately prior to such issue or sale, then the Exercise Price in effect immediately prior to such issue or sale shall be reduced to such lesser price (calculated to the nearest cent) as shall be determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be the sum of: (i) the number of shares of Common Stock outstanding immediately prior to the issuance or sale of such additional share; and (ii) the number of shares of Common Stock which the aggregate consideration received for the issuance or sale of such additional shares would purchase at the Exercise Price then in effect, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance or sale of such additional shares. For purposes of this Section, all shares of Common Stock issuable upon exercise of outstanding options and warrants, and all shares of Common Stock issuable upon exercise of this Warrant, shall be deemed to be outstanding.

               6.5 For the purposes of Section 6.4 above, the following subparagraphs (a) to (d), inclusive, shall be applicable:

                      (a) If at any time the Company shall issue or sell any rights to subscribe for, or any rights or options to purchase, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter called "Convertible Securities"), whether or not such rights or options or the right to convert or exchange any such Convertible Securities shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing: (1) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of any such rights or options which shall relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the issue or sale of such rights or options, then the total number of shares of Common Stock issuable upon the exercise of such rights or options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for such price per share, and except as provided in Section 6.6, no further adjustments of the Exercise price shall be made upon the actual issue of such Common Stock or of such Convertible Securities, upon the exercise of such rights or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.


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                      (b) If at any time the Company shall issue or sell or any
Convertible Securities, whether or not the rights to exchange or convert thereunder shall be immediately exercisable, and the price per share for which Common Stock shall be issuable upon such conversion or exchange (determined by dividing (1) the total amount received or receivable by the Company as consideration for the issue and sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any payable to the Company upon the conversion or exchange thereof, by (2) the total number of shares of Common Stock distributable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, and the total number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, and, except as provided in Section 6.6 no further adjustments of the Exercise Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities. In addition, if any issue or sale of such Convertible Securities shall be made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the Exercise Price shall have been or shall be made pursuant to other provisions of this Section 6.5, no further adjustments with the Exercise Price shall be made by reason of such issue or sale.

                      (c) If at any time any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefore shall be deemed to be the amount actually received by the Company therefore, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash actually received by the Company shall be deemed to be the fair value of such consideration as determined by the Board of Directors, after deduction therefrom of any expenses incurred or any underwriting commission or concessions or discounts paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued in connection with any merger or another corporation into the Company, the amount of consideration therefore shall be deemed to be the greater of the fair market value of the shares issued in connection with the merger after taking into account the effects of the merger or the fair market value of the net assets of such merged corporation as determined by the Board of Directors after deducting therefrom all cash and other consideration (if any) paid by the Company in connection with such merger.

                      (c) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, provided that such shares are neither issued, sold or otherwise distributed by the Company.

               6.6 If the purchase or exercise price provided for in any right or option referred to in Section 6.5, or the rate at which any Convertible Securities referred to in


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Section 6.5(a) or (b) shall be convertible into or exchangeable for Common
Stock, shall change or a different purchase or exercise price or rate shall become effective at any time or from time to time (including any change resulting from termination of such right, option or convertible security), the, upon such change becoming effective, the Exercise Price then in effect hereunder shall forthwith be increased or decreased to such Exercise Price as would have been obtained had the adjustments made upon the granting or issuance of such rights or options or Convertible Securities been made upon the basis of: (a) the issuance of the number of shares of Common Stock theretofore actually delivered upon the exercise of such options or rights or upon the conversion or exchange of such Convertible Securities for the considerations received therefore; and
(b) the granting or issuance at the time of such change of any such options, rights or Convertible Securities then still outstanding for the consideration, if any, received by the Company therefor and to be received on the basis of such changed price.

               6.7 The Company shall not be required to make any adjustment to the Exercise Price in the case of:

                      (a) the granting, after the date hereof, by the Company of stock options under the Company's 1995 Stock Option Plan, so long as the shares of Common Stock underlying such options are covered by the Five Hundred Thousand (500,000) shares currently reserved for issuance under such Plan as of the date hereof; or

                      (b) the issuance of shares of Common Stock, pursuant to the exercise of the options referred to in Section 6.7 (a) above; and

                      (c) shares of Common Stock issued upon the exercise or conversion, as the case may be, or under the dividend provisions thereof, if any, of any options, warrants, preferred stock, convertible securities or other rights to purchase Common Stock which options, warrants, preferred stock, convertible securities or other rights are issued and outstanding on the date hereof.

               6.8 Reclassification, Consolidation, Merger, Etc., In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or conveyance to another corporation of the property of the Company as an entirety), the Holder of this Warrant shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance at an aggregate price equal to the product of: (x) the number of shares issuable upon exercise of this Warrant and
(y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised this Warrant prior to such record date.


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               6.9 Approval and Notice of Adjustment in Exercise Price. Any
adjustment of the Exercise Price made pursuant to this Section 6 shall be made or approved by the Company's independent public accountants at the time of such adjustment.


        7. FINANCIAL AND BUSINESS INFORMATION.

               7.1 Annual Information. The Company will deliver to each Holder as soon as practicable after the end of fiscal year of the Company, and in any event within ninety (90) days thereafter, (a) one copy of an unaudited consolidated balance sheet of the Company and its subsidiaries as at the end of such year, and (b) unaudited consolidated statements of income, retained earnings and changes in financial position of the Company and its subsidiaries for such year; setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year; all prepared in accordance with GAAP, and which audited financial statements shall be accompanied by: (i) an opinion thereon of the independent certified public accountants regularly retained by the Company, or any other form of independent certified public accountants of recognized national standing selected by the Company; and (ii) a report of such independent certified public accountants confirming any adjustment made pursuant to Section 6 during such year.

        8. REPRESENTATIONS OF HOLDER.

               8.1 Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant solely for its account for investment and not with a view to or for sale or distribution of said Warrant for any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Stock is being acquired for, and will be held for, its account only.

               8.2 Securities Are Not Registered.

                      (a) The Holder recognizes that this Warrant and Warrant Stock being acquired by it must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that, except as set forth in Section 5 hereof, the Company does not have any obligation to register this Warrant or the Warrant Stock or to comply with any exemption from such registration.

                      (b) The Holder is aware that neither this Warrant nor the Warrant Stock may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met and until the Holder has held the Warrant Stock for at least one year. Among the conditions for use of rule 144 is the availability of current information to the public about the Company. The Holder understands that the Company has not made such information available and has no present plans to do so.

                      (c) The Holder represents and warrants that it is an "accredited investor" as such term is defined in rule 501(a) under the Act. Specifically, the Holder represents and warrants that it is either a corporation or partnership, not formed for the specific purpose of acquiring securities of the Company, with total assets in excess of $5,000,000.

               8.3 Disposition of Warrant and Warrant Stock. The Holder further agrees not to make any disposition of all or any part of this Warrant or the Warrant Shares in any event unless and until:

                      (a) The Company shall have received a letter secured by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed proposition; or

                      (b) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                      (c) The Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, the Holder shall have furnished the Company with an opinion of counsel for the Holder to the effect that such disposition will not require registration of such Warrant or shares under the Act, and such opinion of counsel for the Holder shall have been concurred in by the Company's counsel and the Company's counsel and the Company shall advise the Holder of such concurrence; or

                      (d) Notwithstanding the provisions of paragraphs (a), (b) and (c) above, no such Securities and Exchange Commission letter, registration statement or opinion of counsel shall be required: (i) for any transfer of this Warrant or any shares issuable upon exercise of this Warrant in compliance with SEC Rule 144 or 144A; or (ii) for any transfer of this Warrant or shares issuable upon exercise of this Warrant by a Holder that is a partnership or a corporation to (A) a partner of such partnership or corporation; (B) a retired partner or shareholder; or (iii) the transfer by gift, will or intestate succession by any Holder to his or her spouse or lineal descendents or ancestors or any trust for any of the foregoing.

        9. EXCHANGE AND REPLACEMENT OF WARRANT. This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant of like kind and date representing in the aggregate the right to purchase the same number of shares as are purchasable hereunder in such denominations and in the name(s) of such assignee(s) as shall be designated by the registered Holder hereof at the time of such surrender.

        Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction of this Warrant, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like kind, in lieu of this Warrant.

        10. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called upon any exercise thereof, the Company shall pay to the Holder an amount in equal to such fraction multiplied by the current market value of a share of Common Stock, as determined in good faith by the Board of Directors of the Company.

        11. RESERVATION AND LISTING OF SHARES. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefore, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable, provided that the Exercise Price per share shall equal or exceed the par value of the Common Stock. As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrant to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock may then be listed.

        12. CERTIFICATE AS TO ADJUSTMENTS. Upon the occurrence of each adjustment or readjustment of the Exercise Price, the Company, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to the Holder a certificate of the chief financial officer of the Company setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish to the Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the exercise of this Warrant.

        13. RIGHTS OF WARRANT HOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings or shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company.

        14. NOTICES. All notices, requests, consents and other communications hereunder shall be deemed to have been duly made when delivered in person, or mailed by registered or certified mail, return receipt requested:

               (a) If to the registered Holder or Holders of this Warrant, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth on the first page of this Warrant or to such other address as the Company may designate by notice to the Holders.

        15. REMEDIES. Each holder of Warrant and Warrant Shares, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under Section 5 of this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of Section 5 of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        16. AMENDMENT. This Warrant and all other Warrants may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder or Holders, provided that no such Warrant may be modified or amended to reduce the number of shares of Common Stock for which such Warrant is exercisable or to increase the price at which such shares may be purchased upon exercise of such Warrant (before giving effect to any adjustment as provided therein) without the prior written consent of the Holder thereof.

        17. SEVERABILITY. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

        18. SUCCESSORS. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

        19. HEADINGS. The Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

        20. LAW GOVERNING. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of California.


        WITNESS the seal of the Company and the signature of its duly authorized officer.

                                          PLANET POLYMER TECHNOLOGIES, INC.


DATED:  March  9, 2000                    By:
                                             -----------------------------------
                                             Robert J. Petcavich
                                             Chief Executive Officer

                                    EXHIBIT A


                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                        in Order to Exercise the Warrant)


        The undersigned hereby irrevocably elects to exercise the right to purchase ______ shares of Common Stock of Planet Polymer Technologies, Inc. covered by the Warrant to which this Exhibit A is attached, according to the conditions of such Warrant, and herewith makes payment of the Exercise Price of such shares in full.


                     INSTRUCTIONS FOR REGISTRATION OF STOCK


NAME
    ---------------------------------
ADDRESS
       ------------------------------


                                         ---------------------------------------
                                         Signature

DATED:
      --------------------

                                     ANNEX B

                                 ASSIGNMENT FORM


        FOR VALUE RECEIVED, the undersigned registered owner of the Warrant to which this Exhibit B is attached hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under such Warrant, with respect to the number of shares of Common Stock set forth below.

Name and Address of Assignee               No. of Shares of Common Stock
----------------------------               -----------------------------









and does hereby irrevocably constitute and appoint ________________ attorney-in-fact to register such transfer on the books of Planet Polymer Technologies Inc. maintained for the purpose, with full power of substitution in the premises.


Dated:                                          --------------------------------
      --------------------                      Signature


                                       1